                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) November 30, 1994
                                                 -----------------


                            Eli Lilly and Company
- -------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)




        Indiana                       1-6351                     35-0470950
- ------------------------          ---------------            -------------------
(State or other jurisdic-           (Commission                 (IRS Employer
 tion of incorporation)             File Number)             Identification No.)


  Lilly Corporate Center, Indianapolis, Indiana                    46285
- -------------------------------------------------                ----------
    (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code (317) 276-2000
                                                   --------------

                                   No Change
- -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)



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Item 7.  Financial Statements and Exhibits.


       Exhibit
       Number                            Exhibit
       -------                           -------
         (1)     Form of Underwriting Agreement, dated as of November 30, 1994, among Eli Lilly and Company and
                 Morgan Stanley & Co. Incorporated, Goldman Sachs & Co. and J.P. Morgan Securities Inc. relating to the issuance and sale by Eli Lilly and Company of $150,000,000 aggregate principal amount of its
                 8-1/8% Notes Due 2001 and $300,000,000 aggregate principal amount of its 8-3/8% Notes Due 2006.

         (4.1)   Form of 8-1/8% Note Due 2001 (Book-Entry) was filed with the Commission as Exhibit 1.1 to registration statement on Form 8-A on December 7, 1994 and is incorporated herein by this reference.

         (4.2)   Form of 8-3/8% Note Due 2006 (Book-Entry) was filed with the Commission as Exhibit 1.2 to registration statement on Form 8-A on December 7, 1994 and is incorporated herein by this reference.

         (12)    Unaudited Pro Forma Computation of Ratio of Earnings to Fixed Charges for the year ended December 31,
                 1993 and the nine months ended September 30, 1994.

         (23)    Consents of Ernst & Young LLP.




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                                  SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        ELI LILLY AND COMPANY
                                        ---------------------
                                            (Registrant)




                                        By:  /s/ James M. Cornelius
                                           ------------------------
                                              James M. Cornelius
                                            Vice President, Finance and
                                            Chief Financial Officer



Dated:  December 12, 1994.





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                                 Exhibit Index
                                 -------------



       Exhibit                           Description
       Number                            of Exhibit                                                                        Page
       -------                           -----------                                                                       ----
         (1)     Form of Underwriting Agreement, dated as of November 30, 1994 among Eli Lilly and Company and Morgan Stanley & Co. Incorporated, Goldman Sachs & Co. and J.P. Morgan Securities Inc.
                 relating to the issuance and sale by Eli Lilly and Company of $150,000,000 aggregate principal amount of its 8-1/8% Notes Due 2001 and $300,000,000 aggregate principal amount of its 8-3/8%
                 Notes Due 2006.

         (4.1)   Form of 8-1/8% Note Due 2001 (Book-Entry) was filed with the Commission as Exhibit 1.1 to registration statement on Form 8-A on December 7, 1994 and is incorporated herein by this reference.

         (4.2)   Form of 8-3/8% Note Due 2006 (Book-Entry) was filed with the Commission as Exhibit 1.2 to registration statement on Form 8-A on December 7, 1994 and is incorporated herein by this reference.

         (12)    Unaudited Pro Forma Computation of Ratio of Earnings to Fixed Charges for the year ended
                 December 31, 1993 and the nine months ended September 30, 1994.

         (23)    Consents of Ernst & Young LLP.





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